                                                                   Exhibit 10.59

          CREDIT SUPPORT GUARANTEE, dated as of March 18, 1999, made by EDISON MISSION ENERGY, a California corporation (the "Guarantor"), in favor of UNITED
                                               ---------
STATES TRUST COMPANY OF NEW YORK, as Collateral Agent for the Secured Parties (as defined below) (in such capacity, the "Collateral Agent").
                                           ----------------

                                    RECITALS
                                    --------

          A. The Borrower has entered into a Credit Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), with certain financial institutions
                        ----------------
(collectively, the "Lenders") and Citicorp USA, Inc., as administrative agent
                    -------
for the Lenders (in such capacity, the "Administrative Agent").
                                        --------------------

          B. Pursuant to the Credit Agreement, the Lenders have severally agreed to make loans (the "Loans") to the Borrower upon the terms and subject
                           -----
to the conditions set forth therein.

          C. The Borrower will use the proceeds of the Loans under the Credit Agreement to make valuable transfers to one or more indirect subsidiaries of the Guarantor in connection with the acquisition of the Homer City Electric Generating Station (the "Generating Station"), certain capital expenditures
                         ------------------
related to the Generating Station and general working capital purposes.

          D. Under Section 8.2.1(e) of the Credit Agreement, the Borrower is permitted to incur certain indebtedness for the purpose of refinancing the Loans and other indebtedness of the Borrower ("Refinancing Indebtedness"); under
                                         ------------------------
Section 8.2.1(d)(i) of the Credit Agreement, the Loan Parties are permitted to incur certain indebtedness in the form of reimbursement obligations relating to letters of credit, surety bonds and performance bonds used by the Loan Parties in the ordinary course of their business ("Ordinary Course Letter of Credit
                                           --------------------------------
Indebtedness"); under Section 8.2.1(d)(ii) of the Credit Agreement, the Borrower
------------
is permitted to incur certain indebtedness in the form of reimbursement obligations relating to Debt Service Reserve Letters of Credit (as defined below) ("DSR Letter of Credit Indebtedness"); under Section 8.2.1(c) of the
         ---------------------------------
Credit Agreement, the Borrower is permitted to incur certain additional indebtedness ("Additional Indebtedness"); and, under Section 8.2.1(b) of the
               -----------------------
Credit Agreement, the Borrower is permitted to incur certain indebtedness under Interest Rate Hedging Transactions entered into with respect to the Loans ("Swap
                                                                            ----
Indebtedness").
------------

          E. In satisfaction of the requirements of the Lenders and the Persons providing any Refinancing Indebtedness, Ordinary Course Letter of Credit Indebtedness, DSR Letter of Credit Indebtedness, Additional Indebtedness or Swap Indebtedness, the Guarantor desires by this Guarantee (as defined below) to provide a guarantee for the Borrower's obligations under the Credit Agreement and the other Financing Documents (as defined below).

          F. In order to simplify administration of the Financing Documents and to provide for the orderly enforcement of their respective rights, the Administrative Agent, the Lenders and
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                                                                               2

the other Secured Parties have appointed the Collateral Agent to serve as their common representative, to be the beneficiary under any guarantee intended to benefit the Secured Parties and to hold the liens created, or to be created, under the Financing Documents.

          G. Pursuant to the Collateral Agency and Intercreditor Agreement, dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement"), among the
                   ---------------------------------------------
Borrower, the Administrative Agent, the Collateral Agent and certain other parties, the Collateral Agent has agreed to serve as a common collateral agent for all Secured Parties.

          H. The Borrower is a direct wholly-owned Subsidiary of the Guarantor. The Borrower and the Guarantor are engaged in related businesses, and Guarantor will derive substantial direct and indirect benefit from the making of the Loans and the incurrence of any Refinancing Indebtedness, Ordinary Course Letter of Credit Indebtedness, DSR Letter of Credit Indebtedness, Additional Indebtedness or Swap Indebtedness.

          I. It is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Collateral Agent for the benefit of the Secured Parties.

          NOW, THEREFORE, in consideration of the premises, the Guarantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

     1.    Defined Terms.  (a)  Unless otherwise defined herein, terms defined
           -------------
in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b)   The following terms shall have the following meanings:

     "Additional Indebtedness" has the meaning set forth in the recitals.
      -----------------------

     "Debt Service Reserve Letter of Credit" has the meaning set forth in the
      -------------------------------------
Security Deposit Agreement.

     "DSR Letter of Credit Indebtedness" has the meaning set forth in the
      ---------------------------------
recitals.

     "Financing Documents" means the Loan Documents and each indenture, loan
      -------------------
agreement, underwriting agreement, security purchase agreement or other document entered into in connection with any Senior Debt.

     "Guarantee" means this Credit Support Guarantee.
      ---------

     "Guarantee Cap" means thirty-five million U.S. Dollars (U.S.$35,000,000).
      -------------

     "Guarantee Termination Date" means the earlier of (i) the date when all
      --------------------------
amounts owing to the Collateral Agent and the Secured Parties by the Borrower on account of the Obligations are paid in full and the Commitments are terminated,
(ii) December 31, 2001 and (iii) the date that the aggregate amount paid by or collected from the Guarantor under this Guarantee equals the Guarantee Cap.

     "Guarantor" has the meaning set forth in the preamble.
      ---------                                   --------

     "Obligations" means the collective reference to (a) the unpaid principal of
      -----------
and interest on the Loans, (b) the unpaid principal of and interest on the Refinancing Indebtedness, if any, (c) the unpaid principal of and interest on the Ordinary Letter of Credit Indebtedness, if any, (d) the unpaid principal of and interest on the DSR Letter of Credit Indebtedness, if any, (e) the unpaid principal of and interest on the Additional Indebtedness, if any, (f) the unpaid amount of the Swap Indebtedness, if any, and (g) all other obligations and liabilities of the Borrower (including interest accruing at the then applicable rate or rates provided in the Financing Documents after the maturity of the Loans, Refinancing Indebtedness, Ordinary Course Letter of Credit Indebtedness, DSR Letter of Credit Indebtedness, Additional Indebtedness and/or Swap Indebtedness, as applicable, and interest accruing at the then applicable rate or rates provided in the Financing Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Financing Document or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, guarantee obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of any Financing Document).

     "Ordinary Course Letter of Credit Indebtedness" has the meaning set forth
      ---------------------------------------------
in the recitals.
       --------

     "Refinancing Indebtedness" has the meaning set forth in the recitals.
      ------------------------                                   --------

     "Required Secured Parties" has the meaning set forth in the Collateral
      ------------------------
Agency and Intercreditor Agreement.

     "Secured Parties" means the Collateral Agent, the Administrative Agent, the
      ---------------
Lenders, each Person that provides any Senior Debt and each Person that serves as indenture trustee, collateral agent, lenders' representative or in any similar capacity for Persons that provide any Senior Debt.

     "Security Deposit Agreement" means the Security Deposit Agreement, dated as
      --------------------------
of March 18, 1999, among the Borrower, the Collateral Agent and certain other parties.

     "Senior Debt" means the Loans, any Refinancing Indebtedness, any Ordinary
      -----------
Course Letter of Credit Indebtedness, any DSR Letter of Credit Indebtedness, any Additional Indebtedness and any Swap Indebtedness.

     "Swap Indebtedness" has the meaning set forth in the recitals.
      -----------------                                   --------

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (d) Each reference in this Guarantee to a Financing Document or other agreement shall be deemed to refer to such Financing Document or other agreement as the same may be amended, supplemented or otherwise modified from time to time.

     (e) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or document is in effect.

     (f) Each reference in this Guarantee to a Person shall refer to such Person and its successors and assigns.

     (g) Each reference in this Guarantee to a Requirement of Law shall be deemed to refer to such Requirement of Law as the same may be amended, supplemented or otherwise modified from time to time.

     (h) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.     Guarantee.  (a)  The Guarantor hereby unconditionally and
            ---------
irrevocably guarantees to the Collateral Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Notwithstanding the aggregate amount of the Obligations at any time or from time to time payable or to be payable by the Borrower to the Collateral Agent or to any Secured Party, the aggregate maximum liability of the Guarantor to the Collateral Agent and the Secured Parties hereunder shall in no event exceed the Guarantee Cap.

     (b) Notwithstanding the Guarantee Cap, the Guarantor further agrees to pay or reimburse each Secured Party and the Collateral Agent for all its costs and expenses incurred in collecting against the Guarantor under this Guarantee or otherwise enforcing or preserving any rights under this Guarantee, including, without limitation, the fees and disbursements of counsel to each Secured Party and of counsel to the Collateral Agent. This Guarantee shall remain in full force and effect until the Guarantee Termination Date.

     (c) No payment made by the Borrower or any other Person or received or collected by the Collateral Agent or any Secured Party from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by or collected from the Guarantor in respect of the Obligations), remain liable for the Obligations up to the Guarantee Cap until the Guarantee Termination Date.

     (d) The Guarantor agrees that, upon the occurrence of any event specified in Section 4.1(c) of the Security Deposit Agreement, the Collateral Agent shall be entitled to demand payment, and the Guarantor shall promptly pay, an amount or amounts which in the aggregate do not exceed the Guarantee Cap, for application as specified therein.

     3.     Right of Set-off . The Guarantor hereby irrevocably authorizes the
            ----------------
Collateral Agent and each Secured Party at any time and from time to time (i) upon the occurrence of an Event of Default of the kind described in clauses (a) or (b) of Section 9.1.6 of the Credit Agreement, (ii) upon the occurrence of any Default of the kind described in clauses (c) or (d) of Section 9.1.6 of the Credit Agreement with respect to the Borrower, or (iii) upon the occurrence and continuance beyond the applicable grace period, if any, of any other Event of Default and with the consent of the Required Secured Parties, without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such Secured Party to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Collateral Agent or such Secured Party may elect, against and on account of the obligations and liabilities of the Guarantor to the Collateral Agent or such Secured Party hereunder and claims of every nature and description of the Collateral Agent or such Secured Party against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Financing Document or otherwise, as the Collateral Agent or such Secured Party may elect, whether or not the Collateral Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent and each Secured Party shall notify the Guarantor promptly of any such set-off and the application made by the Collateral Agent or such Secured Party of the proceeds thereof, provided that
                                                                --------
the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each Secured Party under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent or such Secured Party may have.

     4.     No Subrogation.  Notwithstanding any payment or payments made by the
            --------------
Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Collateral Agent or any Secured Party, the Guarantor shall not be entitled to be subrogated to any of the rights of the Collateral Agent or any Secured Party against the Borrower or against any collateral security or guarantee or right of offset held by the Collateral Agent or any Secured Party for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until the Guarantee Termination Date. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the Guarantee Termination Date, such amount shall be held by the Guarantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Collateral Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

     5.     Amendments, etc. with respect to the Obligations; Waiver of Rights.
            ------------------------------------------------------------------
The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Collateral Agent or any Secured Party may be rescinded by the Collateral Agent or such Secured Party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Secured Party, and the Financing Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Collateral Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Collateral Agent or any Secured Party to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any Secured Party against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6.     Guarantee Absolute and Unconditional.  The Guarantor waives any and
            ------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Collateral Agent or any Secured Party upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower or the Guarantor, on the one hand, and the Collateral Agent and the Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of any Financing Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Collateral Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Collateral Agent and any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any Secured Party to pursue such other rights or remedies or to collect any payment from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any Secured Party against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and shall inure to the benefit of the Collateral Agent and the Secured Parties until the Guarantee Termination Date.

     7.     Reinstatement.  This Guarantee shall continue to be effective, or be
            -------------
reinstated, as the case may be, if, at any time prior to the Guarantee Termination Date, payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

     8.     Payments.  The Guarantor hereby agrees that the Obligations will be
            --------
paid to the Collateral Agent without set-off or counterclaim in Dollars at the office of the Collateral Agent or to such other place as the Collateral Agent may specify in writing.

     9.     Representations and Warranties.  The Guarantor represents and
            ------------------------------
warrants to the Collateral Agent and the Secured Parties that:

          (a) The Guarantor (i) is a corporation validly organized and existing and in good standing under the laws of the state of its incorporation, (ii) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority and holds all material requisite Governmental Approvals to enter into and perform its obligations under this Guarantee and to conduct its business substantially as currently conducted by it, except, with respect to clauses (ii) and (iii) above, where the failure to be so qualified or be in good standing or the failure to obtain such Governmental Approvals would not, individually or in the aggregate, cause a material adverse effect;

          (b) The execution, delivery and performance by the Guarantor of this Guarantee are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not:

               (i) contravene the Guarantor's Organic Documents;

               (ii) contravene any material Requirement of Law or Contractual Obligation, binding on or affecting the Guarantor; or

               (iii) result in, or require the creation or imposition of, any Lien on any of the Guarantor's properties;

          (c) No Governmental Approval is required for the Guarantor to execute and perform its obligations under this Guarantee, except for those which have been duly obtained or effected. No material Governmental Approval is required for the Guarantor to carry on its business, except for those which have been duly obtained or effected;

          (d) The Guarantor is in compliance with all Requirements of Law and Contractual Obligations applicable to it, except to the extent that the failure to comply therewith would not have a material adverse effect; and

          (e) This Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

     10.    Authority of Collateral Agent.  The Guarantor acknowledges that the
            -----------------------------
rights and responsibilities of the Collateral Agent under this Guarantee with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Collateral Agent and the Secured Parties, be governed by the Collateral Agency and Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Guarantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

     11.    Notices.  All notices, requests and demands to or upon the
            -------
Collateral Agent or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

            (a) if to the Collateral Agent, at its address or transmission number for notices provided in the Collateral Agency and Intercreditor Agreement; and

            (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

     The Collateral Agent and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

     12.    Severability.  Any provision of this Guarantee which is prohibited
            ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13.    Integration. This Guarantee represents the agreement of the
            -----------
Guarantor with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof not expressly set forth or referred to in this Guarantee. This Guarantee supersedes any and all prior agreements and understandings, oral or written, relative or with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to the subject matter hereof not expressly set forth or referred to herein.

     14.    Amendments; No Waiver; Cumulative Remedies.  (a)  None of the terms
            ------------------------------------------
or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with the Collateral Agency and Intercreditor Agreement.

            (b) Neither the Collateral Agent nor any Secured Party shall by any act (except pursuant to paragraph (a)), delay, indulgence, omission or otherwise
                        -------------
be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion.

            (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     15.    Section Headings.  The section headings used in this Guarantee are
            ----------------
for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     16.    Governing Law.  This Guarantee shall be governed by, and construed
            -------------
and interpreted in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                    EDISON MISSION ENERGY


                                    By:_______________________________
                                       Name:
                                       Title:

                                    Address for Notices:

                                    18101 Von Karman Avenue
                                    Suite 1700
                                    Irvine, CA  92612-1046

                                    Telex:  (949) 752-5588
                                    Fax: (949) 752-5624